NEWS RELEASE
W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut 06830 (203) 629-3000

FOR IMMEDIATE RELEASE	CONTACT:	Karen A. Horvath
Vice President - External
Financial Communications
(203) 629-3000

W. R. BERKLEY CORPORATION REPORTS THIRD QUARTER RESULTS
Net Income per Share Increased 46.4%, Return on Equity of 17.4%

Greenwich, CT, October 23, 2014 -- W. R. Berkley Corporation (NYSE: WRB) today reported net income for the third quarter of 2014 of $189 million, or $1.42 per share.

Summary Financial Data
(Amounts in thousands, except per share data)

	Third Quarter		Nine Months
	2014	2013	2014	2013

Gross premiums written	$1,779,356	$1,667,106	$5,357,024	$4,916,663
Net premiums written	1,525,382	1,423,625	4,541,038	4,142,489

Net income	188,539	136,974	538,173	369,546
Net income per diluted share	1.42	0.97	4.02	2.62

Operating income (1)	141,571	108,460	385,956	310,925
Operating income per diluted share	1.06	0.77	2.88	2.20

Return on equity (2)	17.4%	12.7%	16.5%	11.4%

(1)	Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains and after-tax debt extinguishment costs.

(2)	Return on equity represents net income expressed on an annualized basis as a percentage of beginning of year stockholders’ equity.

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Third quarter highlights included:

•	Net premiums written grew 7.1%.

•	Return on equity was 17.4%.

•	GAAP combined ratio improved to 93.5%.

•	Net investment gains were $72 million.

•	Book value per share was up 13.1% since December 31, 2013.

Commenting on the Company's performance, William R. Berkley, chairman and chief executive officer, said: "We are pleased with our third-quarter results. Our underwriting continued to perform well, while investment income and capital gains were especially strong as a result of our long-term investment strategy.

"Market conditions continued to vary by product and class of business and we are expanding our market position in places where we believe underwriting margins are more attractive. In other places, we chose not to grow. Underwriting results also benefited from our ongoing efforts to further reduce the expense ratio.
"The improvement in both investment income and capital gains was led by the performance of our investment funds, which as we have suggested, may vary quarter over quarter. Over the long term, we expect a moderate level of capital gains to continue.
"Overall, we were pleased with the 17.4% return on equity for the quarter and anticipate being able to exceed our target return for the full year. We continue to be positive as we look to the future,"
Mr. Berkley concluded.

Webcast Conference Call
The Company will hold its quarterly conference call with analysts and investors to discuss its earnings and other information on Friday, October 24th, at 9:00 a.m. eastern time. The conference call will be webcast live on the Company's website at http://www.wrberkley.com/investor-relations/events-and-presentations.aspx.
A replay of the webcast will be available on the Company's website approximately two hours after the end of the conference call.
About W. R. Berkley Corporation
Founded in 1967, W. R. Berkley Corporation is an insurance holding company that is among the largest commercial lines writers in the United States and operates in three segments of the property casualty business: Insurance-Domestic, Insurance-International and Reinsurance-Global.

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Forward Looking Information

This is a “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2014 and beyond, are based upon the Company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to: the cyclical nature of the property casualty industry; the impact of significant competition, including new alternative entrants to the industry; the long-tail and potentially volatile nature of the insurance and reinsurance business; product demand and pricing; claims development and the process of estimating reserves; investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, municipal bonds, mortgage-backed securities, loans receivable, investment funds, real estate, merger arbitrage and private equity investments; the effects of emerging claim and coverage issues; the uncertain nature of damage theories and loss amounts; natural and man-made catastrophic losses, including as a result of terrorist activities; general economic and market activities, including inflation, interest rates, and volatility in the credit and capital markets; the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response to it, on our results and financial condition; foreign currency and political risks relating to our international operations; our ability to attract and retain key personnel and qualified employees; continued availability of capital and financing; the success of our new ventures or acquisitions and the availability of other opportunities; the availability of reinsurance; our retention under the Terrorism Risk Insurance Act of 2002, as amended ("TRIA"), and the potential expiration of TRIA; the ability of our reinsurers to pay reinsurance recoverables owed to us; other legislative and regulatory developments, including those related to business practices in the insurance industry; credit risk related to our policyholders, independent agents and brokers; changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies; the availability of dividends from our insurance company subsidiaries; potential difficulties with technology and/or data security; the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause our actual results for the year 2014 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # #

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Consolidated Financial Summary
(Amounts in thousands, except per share data)

	Third Quarter		Nine Months
	2014	2013	2014	2013
Revenues:
Net premiums written	$1,525,382	$1,423,625	$4,541,038	$4,142,489
Change in unearned premiums	(64,578)	(94,763)	(298,977)	(298,993)
Net premiums earned	1,460,804	1,328,862	4,242,061	3,843,496
Investment income	179,225	125,634	486,665	405,300
Insurance service fees	26,345	26,121	81,970	80,509
Net investment gains	72,258	43,869	234,180	96,896
Revenues from wholly-owned investees	101,568	109,390	298,693	284,900
Other income	405	248	931	754
Total revenues	1,840,605	1,634,124	5,344,500	4,711,855
Expenses:
Losses and loss expenses	887,123	798,276	2,576,996	2,348,425
Other operating costs and expenses	544,303	504,096	1,593,619	1,479,986
Expenses from wholly-owned investees	97,797	103,170	290,823	273,615
Interest expense	32,929	30,349	93,570	92,667
Total expenses	1,562,152	1,435,891	4,555,008	4,194,693
Income before income taxes	278,453	198,233	789,492	517,162
Income tax expense	(89,662)	(60,045)	(250,840)	(147,249)
Net income before noncontrolling interests	188,791	138,188	538,652	369,913
Noncontrolling interests	(252)	(1,214)	(479)	(367)
Net income to common stockholders	$188,539	$136,974	$538,173	$369,546

Net income per share:
Basic	$1.48	$1.01	$4.20	$2.72
Diluted	$1.42	$0.97	$4.02	$2.62

Average shares outstanding:
Basic	127,165	135,268	128,225	135,726
Diluted	133,001	140,758	133,886	141,095

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Business Segment Operating Results
(Amounts in thousands, except ratios) (1)

	Third Quarter		Nine Months
	2014	2013	2014	2013
Insurance-Domestic:
Gross premiums written	$1,393,186	$1,254,868	$4,087,752	$3,620,776
Net premiums written	1,182,579	1,054,465	3,432,803	3,008,429
Premiums earned	1,093,554	958,994	3,138,806	2,769,369
Pre-tax income	228,359	172,177	607,399	465,861
Loss ratio	59.8%	59.5%	60.2%	61.6%
Expense ratio	31.1%	33.0%	32.0%	32.9%
GAAP combined ratio	90.9%	92.5%	92.2%	94.5%

Insurance-International:
Gross premiums written	$205,253	$193,557	$747,639	$686,870
Net premiums written	171,582	166,061	620,025	572,641
Premiums earned	205,529	189,054	592,721	540,365
Pre-tax income	12,603	16,129	41,860	51,094
Loss ratio	62.7%	59.4%	60.9%	58.8%
Expense ratio	40.7%	38.0%	39.9%	38.3%
GAAP combined ratio	103.4%	97.4%	100.8%	97.1%

Reinsurance-Global:
Gross premiums written	$180,917	$218,681	$521,633	$609,017
Net premiums written	171,221	203,099	488,210	561,419
Premiums earned	161,721	180,814	510,534	533,762
Pre-tax income	29,005	24,559	86,945	87,252
Loss ratio	64.5%	63.7%	64.2%	60.9%
Expense ratio	34.2%	33.8%	32.9%	35.1%
GAAP combined ratio	98.7%	97.5%	97.1%	96.0%

Corporate and Eliminations:
Net realized investment gains	$72,258	$43,869	$234,180	$96,896
Interest expense	(32,929)	(30,349)	(93,570)	(92,667)
Other revenues and expenses	(30,843)	(28,152)	(87,322)	(91,274)
Pre-tax gain (loss)	8,486	(14,632)	53,288	(87,045)

Consolidated:
Gross premiums written	$1,779,356	$1,667,106	$5,357,024	$4,916,663
Net premiums written	1,525,382	1,423,625	4,541,038	4,142,489
Premiums earned	1,460,804	1,328,862	4,242,061	3,843,496
Pre-tax income	278,453	198,233	789,492	517,162
Loss ratio	60.7%	60.1%	60.7%	61.1%
Expense ratio	32.8%	33.8%	33.2%	34.0%
GAAP combined ratio	93.5%	93.9%	93.9%	95.1%

(1) Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

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Supplemental Information
(Amounts in thousands)

	Third Quarter		Nine Months
	2014	2013	2014	2013
Insurance-Domestic net premiums written:
Other liability	$386,376	$353,170	$1,158,096	$1,024,836
Workers' compensation	298,784	271,889	929,649	795,954
Short-tail lines (1)	252,262	215,710	695,343	601,866
Commercial automobile	142,027	138,062	405,835	382,711
Professional liability	103,130	75,634	243,880	203,062
Total	$1,182,579	$1,054,465	$3,432,803	$3,008,429

Losses from catastrophes:
Insurance-Domestic	$7,434	$5,603	$58,545	$35,959
Insurance-International	7,164	3,477	8,567	6,881
Reinsurance-Global	302	3,699	1,548	9,112
Total	$14,900	$12,779	$68,660	$51,952

Investment income:
Core portfolio (2)	$120,101	$108,404	$338,925	$345,787
Investment funds	59,077	11,738	135,232	45,248
Arbitrage trading account	47	5,492	12,508	14,265
Total	$179,225	$125,634	$486,665	$405,300

Other operating costs and expenses:
Underwriting expenses	$479,174	$449,711	$1,407,608	$1,305,195
Service expenses	23,266	21,064	69,130	66,505
Debt extinguishment costs	—	—	—	6,709
Net foreign currency gain	(2,677)	(1,617)	(1,018)	(6,388)
Other costs and expenses	44,540	34,938	117,899	107,965
Total	$544,303	$504,096	$1,593,619	$1,479,986

Cash flow from operations	$391,163	$312,763	$645,786	$626,695

Reconciliation of operating and net income:
Operating income (3)	$141,571	$108,460	$385,956	$310,925
After-tax investment gains	46,968	28,514	152,217	62,982
After-tax debt extinguishment costs	—	—	—	(4,361)
Net income	$188,539	$136,974	$538,173	$369,546

(1) Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery and other lines.
(2) Core portfolio includes fixed maturity securities, equity securities, cash and cash equivalents, real estate and loans receivable.
(3) Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains and after-tax debt extinguishment costs. Management believes that excluding net investment gains and after-tax debt extinguishment costs provides a useful indicator of trends in the Company’s underlying operations.

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Selected Balance Sheet Information
(Amounts in thousands, except per share data)

	September 30, 2014	December 31, 2013

Net invested assets (1)	$16,633,570	$15,540,488
Total assets	22,097,597	20,551,796
Reserves for losses and loss expenses	10,314,265	10,080,941
Senior notes and other debt	2,051,030	1,692,442
Junior subordinated debentures	339,995	339,800
Common stockholders’ equity (2)	4,708,903	4,336,035
Common stock outstanding (3)	126,908	132,233
Book value per share (4)	37.10	32.79
Tangible book value per share (4)	35.72	31.74

(1)
Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases, net of related liabilities.

(2)
After-tax unrealized investment gains were $365 million and $257 million as of September 30, 2014 and December 31, 2013, respectively. Unrealized currency translation losses were $89 million and $61 million as of September 30, 2014 and December 31, 2013, respectively.

(3)
During the third quarter of 2014, the Company repurchased 738,302 shares of its common stock for $33 million. During the first nine months of 2014, the Company repurchased 5,647,003 shares of its common stock for $230 million.

(4)
Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding.

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Investment Portfolio
September 30, 2014
(Amounts in thousands)

	Carrying Value	Percent of Total

Fixed maturity securities:
United States government and government agencies	$813,034	4.9%
State and municipal:
Special revenue	2,223,429	13.4%
State general obligation	748,321	4.5%
Pre-refunded	546,737	3.3%
Corporate backed	433,235	2.6%
Local general obligation	300,243	1.8%
Total state and municipal	4,251,965	25.6%
Mortgage-backed securities:
Agency	1,011,584	6.1%
Residential - Prime	155,169	0.9%
Residential — Alt A	78,506	0.5%
Commercial	77,886	0.5%
Total mortgage-backed securities	1,323,145	8.0%
Corporate:
Asset-backed	1,870,778	11.2%
Industrial	1,694,885	10.2%
Financial	1,201,906	7.2%
Utilities	188,864	1.1%
Other	90,268	0.5%
Total corporate	5,046,701	30.2%
Foreign government	962,911	5.8%
Total fixed maturity securities (1)	12,397,756	74.5%
Equity securities available for sale:
Preferred stocks	142,051	0.9%
Common stocks	79,973	0.5%
Total equity securities available for sale	222,024	1.4%
Cash and cash equivalents (2)	1,032,342	6.2%
Investment funds (3)	1,015,931	6.1%
Arbitrage trading account	918,223	5.5%
Real estate	703,994	4.2%
Loans receivable	343,300	2.1%
Net invested assets	$16,633,570	100.0%

(1)	Total fixed maturity securities had an average rating of AA- and an average duration of 3.1 years.

(2)	Cash and cash equivalents includes trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.

(3)	Investment funds are net of related liabilities of $4.2 million.

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Foreign Government Fixed Maturity Securities
September 30, 2014
(Amounts in thousands)

Carrying Value

Australia	$234,902
United Kingdom	184,133
Canada	170,101
Argentina	143,055
Germany	63,035
Brazil	58,198
Norway	49,948
Supranational (1)	49,448
Singapore	6,780
Uruguay	3,311
Total	$962,911

(1)	Supranational represents investments in the North American Development Bank, European Investment Bank and International Bank for Reconstruction & Development.